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                                                                EXHIBIT 23.2


                    [LETTERHEAD OF McGLADREY & PULLEN, LLP]

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Amendment to Registration Statement of Thornburg Mortgage Asset Corporation (the "Company") on Form S-8 of our report, dated January 14, 1997 accompanying the financial statements of the Company appearing in its 1996 Annual Report on Form 10-K.


                                        /s/   McGLADREY & PULLEN, LLP
                                        McGLADREY & PULLEN, LLP


New York, New York
May 30, 1997